UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COHEN & STEERS
WORLDWIDE REALTY INCOME FUND, INC.
280 Park Avenue, New York, New York 10017
(212) 832-3232

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 27, 2006

To the Stockholders of
COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Cohen & Steers Worldwide Realty Income Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 27, 2006 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 17, 2006:

1. To elect nine Directors of the Fund, to hold office for a term of one, two or three years, as the case may be, and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The holders of the Fund's Taxable Auction Market Preferred Shares have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect seven of the nine Directors and other business that may properly come before the Meeting. The holders of Taxable Auction Market Preferred Shares, voting separately as a class, will vote for the election of two Directors, Martin Cohen and Willard H. Smith Jr., who have been designated representing the holders of the Fund's Taxable Auction Market Preferred Shares (see “Proposal One: Election of Directors”).

      The Directors have fixed the close of business on March 9, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Board of Directors,

LAWRENCE B. STOLLER Secretary

New York, New York
March 17, 2006

YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

PROXY STATEMENT
TABLE OF CONTENTS

i

PROXY STATEMENT
COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.
280 Park Avenue
New York, New York 10017
(212) 832-3232

ANNUAL MEETING OF STOCKHOLDERS
April 27, 2006

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Worldwide Realty Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 27, 2006 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the “Meeting”). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, the Fund's officers or employees of the Fund's investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 17, 2006.

      In accordance with the Fund's by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of each proposal.

      The Board of Directors has fixed the close of business on March 9, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 9, 2006 consisted of 15,113,923 shares of common stock and 6,120 Taxable Auction Market Preferred Shares, liquidation preference $25,000 per share, each share being entitled to one vote and each fractional share being entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the

Fund at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

      The most recent annual report of the Fund, including financial statements, has been previously mailed to stockholders. If you have not received this report or would like to receive an additional copy free of charge, please contact Lawrence B. Stoller, Secretary of the Fund at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE
ELECTION OF DIRECTORS

      At the Meeting, nine Directors will be elected to serve for a term of one, two or three years, as the case may be, and until their successors are duly elected and qualified. The nominees for Director are Martin Cohen, Richard J. Norman and Frank K. Ross, for terms to expire in 2007; Bonnie Cohen, Richard E. Kroon and Willard H. Smith Jr., for terms to expire in 2008; and George Grossman, Robert H. Steers and C. Edward Ward, Jr., for terms to expire in 2009. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, the holders of the Fund's Taxable Auction Market Preferred Shares will have equal voting rights with the holders of the Fund's common stock (i.e., one vote per share), and will vote together with the holders of the Fund's common stock as a single class on the election of Messrs. Grossman, Kroon, Norman, Ross, Steers and Ward and Ms. Cohen. The holders of the Fund's Taxable Auction Market Preferred Shares, voting separately as a class, have the right to elect two Directors of the Fund. The holders of the Fund's common stock do not have the right to vote with respect to the election of these two Directors, who are Martin Cohen and Willard H. Smith Jr. In addition to the Fund, each nominee also currently serves as Director of the sixteen other funds within the Cohen & Steers Fund Complex.

Summary of Voting Rights on Proposal 1

	Common Shareholders	Taxable Auction Market Preferred Shareholders
Bonnie Cohen	15,113,923	6,120
George Grossman	15,113,923	6,120
Richard E. Kroon	15,113,923	6,120
Richard J. Norman	15,113,923	6,120
Frank K. Ross	15,113,923	6,120
Robert H. Steers	15,113,923	6,120
C. Edward Ward, Jr.	15,113,923	6,120
Martin Cohen	N/A	6,120
Willard H. Smith Jr.	N/A	6,120

      Because the Directors are being elected to serve staggered terms, the term of office of only a single class of Directors will expire each year. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

      The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

      Certain information concerning the nominees for Director, as reported to the Fund, is set forth as follows:

Name, Address and Age*	Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
Disinterested Directors
Bonnie Cohen Age: 63	Director	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Board Member of Wellsford Real Properties, Inc.	Since inception	2008	†	17
George Grossman Age: 52	Director	Attorney-at-Law.	Since inception	2009	†	17
Richard E. Kroon Age: 63	Director	Board member of Finlay Enterprises, Inc. (operator of department store fine jewelry leased departments), and a member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	Since inception	2008	†	17
Richard J. Norman Age: 62	Director	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since inception	2007	†	17
Frank K. Ross Age: 62	Director	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since inception	2007	†	17
Willard H. Smith Jr. Age: 69	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since inception	2008	†	17
C. Edward Ward, Jr. Age: 59	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange.	Since inception	2009	†	17

(table continued on next page)

(table continued from previous page)

Name, Address and Age*	Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
Interested Directors**
Martin Cohen Age: 57	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, President of the Advisor.	Since inception	2007	†	17
Robert H. Steers Age: 53	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since inception	2009	†	17

*	The address of each Director is 280 Park Avenue, New York, New York 10017.
**	“Interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of the Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager (the “Advisor”), and its parent company, Cohen & Steers, Inc. (“CNS”).
†	If elected at the Meeting.

      The Fund does not have a policy with regard to the Directors' attendance at annual meetings.

      During the Fund's fiscal period ended December 31, 2005, the Board of Directors met six times. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was a member. The Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act (the “Independent Directors”), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The Members of the Goverance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman. The Board of Directors determined that Mr. Ross meets the requirements necessary to serve as an audit committee financial expert and that the Audit Committee members are financially literate, for purposes of the New York Stock Exchange listing standards.

      The Audit Committee met twice during the fiscal period ended December 31, 2005 and operates pursuant to a written charter adopted by the Board. A current copy of the charter is attached as Exhibit A to this Proxy Statement. The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the

Fund's independent registered public accounting firm and the performance of the Fund's internal control systems and independent registered public accounting firm.

      The Nominating Committee, which did not meet during the fiscal period ended December 31, 2005 operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the Fund's website, but is attached as Exhibit B to this Proxy Statement. The main functions of the Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in Appendix A thereto.

      The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Advisor, (iv) the Fund's stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

      The Contract Review Committee met once during the fiscal period ended December 31, 2005 and operates pursuant to a written charter adopted by the Board in March 2005. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

      The Governance Committee met once during the fiscal period ended December 31, 2005 and operates pursuant to a written charter adopted by the Board in March 2005. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

Audit Committee Report

      The Audit Committee has met with PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, to discuss the scope of the engagement, review the Fund's financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on

Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

March 8, 2006

Submitted by the Audit Committee of the Fund's Board of Directors
Bonnie Cohen
George Grossman
Richard E. Kroon
Frank K. Ross

*            *            *

      As of March 9, 2006, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. To the knowledge of management, no person, owned of record or owned beneficially more than 5% of the Fund's common shares or Taxable Auction Market Preferred Shares outstanding as of that date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record 15,105,111 common shares equal to approximately 99% of the Fund's outstanding common shares, and 6,120 Taxable Auction Market Preferred Shares equal to approximately 100% of the Fund's outstanding preferred shares.

      On February 15, 2006 Martin Cohen and Robert H. Steers, individually and through their respective family trusts, each sold a total of 761,284 shares of CNS at a price of $20.972 per share. As of March 9, 2006, none of the other Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

      The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

	Dollar Range of Equity Securities in the Fund as of March 9, 2006	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of March 9, 2006
Robert H. Steers*	none	Over $100,000
Martin Cohen*	none	Over $100,000
Bonnie Cohen	$50,001–$100,000	Over $100,000
George Grossman	none	Over $100,000
Richard E. Kroon	none	$10,001–$50,000
Richard J. Norman	$10,001–$50,000	Over $100,000
Frank K. Ross	none	Over $100,000
Willard H. Smith Jr.	none	Over $100,000
C. Edward Ward, Jr.	$1–$10,000	$10,001–$50,000

* Interested Directors.

      Compensation of Directors and officers. Directors of the Fund who are not interested persons of the Fund are paid by the Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal period ended December 31, 2005, such fees and expenses paid by the Fund totaled $39,735.

      Additionally, the Audit Committee Chairman is paid $10,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Fund and of all of the other Cohen & Steers funds and the lead director and Contract Review and Governance committee chairmen are paid $5,000 per year in the aggregate for their work in connection with the Fund and all of the other Cohen & Steers funds. These additional amounts are not reflected in the table. In the column headed “Total Compensation From Fund and Fund Complex Paid to Directors,” the compensation paid to each Director represents seventeen funds that each director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

      The following table sets forth information regarding compensation of Directors by the Fund for the fiscal period ended December 31, 2005 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2005. Officers of the Fund, other than the Chief Compliance Officer who receives less than $60,000 from the Fund, and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the seventeen funds that each Director served in the Cohen & Steers Fund Complex during 2005. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table
Year Ended December 31, 2005

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation Paid to Directors by Fund Complex
Bonnie Cohen, Director	$5,022	$104,875
Martin Cohen*, Director and Co-Chairman	$0	$0
George Grossman, Director	$5,022	$104,875
Richard E. Kroon, Director	$4,875	$102,375
Richard J. Norman, Director	$5,022	$104,875
Frank K. Ross, Director	$5,169	$107,375
Willard H. Smith Jr., Director	$4,875	$102,375
Robert H. Steers*, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$4,875	$102,375

*	Interested Director.

      Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Fund, require certain of the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund's outstanding securities to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Those persons are required by SEC regulations to furnish the Fund with copies of all filings. To the Fund's knowledge, based solely on copies of such reports and representations from these reporting persons, all of its officers, directors and holders of more than 10% of its stock complied with all filing requirements under Section 16(a) of the Exchange Act during the fiscal period ended December 31, 2005.

      The Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The members of the Audit Committee, at a meeting held on March 8, 2006, selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ending December 31, 2006. Their selection also was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors and who are “independent” as defined in the New York Stock Exchange listing standards, at a meeting held on March 8, 2006. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets at least twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and to review the financial statements of the Fund and the results of their examination thereof.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

      Aggregate fees billed to the Fund for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	2005	2004
Audit Fees	$137,500	N/A
Audit-Related Fees	36,000	N/A
Tax Fees	12,975	N/A
All Other Fees	—	N/A

      Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the Funds Taxable Auction Market Preferred Shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

      Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registered investment company (“Service

Affiliates”), where the engagement relates directly to the operations and financial reporting of the Fund and which were pre-approved by the Audit Committee, were as follows:

	2005	2004
Audit-Related Fees	—	N/A
Tax Fees	—	N/A
All Other Fees	$85,000	N/A

      These other fees were billed in connection with internal control reviews and AIMR performance reviews.

      The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by its principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Fund's principal accountant for the Advisor and any Service Affiliate, if the engagement for services relates directly to the operations and financial reporting of the Fund.

      The Audit Committee may delegate pre-approval authority to one or more of its members who are independent members of the Board of Directors of the Fund. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the Fund's principal accountant to the Advisor.

      None of the services described above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      For the fiscal period ended December 31, 2005, the aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Fund and for non-audit services rendered to Service Affiliates was $133,975.

      The Audit Committee considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER AND
THE ADMINISTRATOR

      The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as its investment manager and administrator under an investment management agreement dated February 22, 2005 and an administration agreement dated February 22, 2005. Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor's parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator for the Fund.

OFFICERS OF THE FUND

      The principal officers of the Fund and their principal occupations during the past five years, as reported by them to the Fund, are set forth below. The address of each of the Fund's officer is 280 Park Avenue, New York, New York 10017.

      Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 4 for biographical information).

      Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 4 for biographical information).

      Adam M. Derechin, President and Chief Executive Officer, age 41, joined the Advisor in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President.

      Joseph M. Harvey, Vice President, age 42, joined the Advisor in 1992 and has been President since 2003 and prior to that was a Senior Vice President.

      James S. Corl, Vice President, age 39, joined the Advisor in 1997 and has been Executive Vice President since 2004. Prior to that he was Senior Vice President of the Advisor.

      William F. Scapell, Vice President, age 39, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

      David Oakes, Vice President, age 28, joined the Advisor in 2002 and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was an associate at Goldman Sachs in the Global Investment Research Department.

      Lawrence B. Stoller, Secretary, age 42, joined the Advisor in 1999 and has been Executive Vice President and General Counsel of the Advisor since 2005. From 1999 to 2005 he was Senior Vice President and General Counsel of the Advisor.

      Jay J. Chen, Treasurer, age 43, joined the Advisor in 1995 and has been Senior Vice President since 2003. Prior to that he was Vice President of the Advisor.

      John E. McLean, Assistant Secretary, age 35, joined the Advisor in 2003 as Vice President and Associate General Counsel and had been Chief Compliance Officer of the Fund from 2004 to 2006. Prior to that, he served as Vice President, Law & Regulation at J. & W. Seligman & Co. and as an associate at Battle Fowler LLP.

      Lisa Phelan, Chief Compliance Officer, age 37, joined the Advisor in 2004 and has been Vice President since 2006. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

SUBMISSION OF PROPOSALS FOR THE NEXT
ANNUAL MEETING OF STOCKHOLDERS

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2007, must be received by the Fund (addressed to Cohen & Steers Worldwide Realty Income Fund, Inc., 280 Park Avenue, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 17, 2006. Any stockholder who desires to bring a proposal for consideration at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Cohen & Steers Worldwide Realty Income Fund, Inc., 280 Park Avenue, New York, New York 10017) during the 30 day period from December 29, 2006 to January 29, 2007.

STOCKHOLDER COMMUNICATIONS

      Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, NY 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

VOTES REQUIRED

      The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors representing the Fund's common stock, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. The vote of the holders of a plurality of the Fund's Taxable Auction Market Preferred Shares is required to elect Messrs. Cohen and Smith, who have been designated as representing the holders of the Fund's Taxable Auction Market Preferred Shares.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

By order of the Board of Directors,

LAWRENCE B. STOLLER Secretary

March 17, 2006
New York, New York

EXHIBIT A

COHEN & STEERS FUNDS
Audit Committee Charter

      The Board of Directors (the “Board”) of each of the investment companies for which Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as investment manager or adviser listed on Schedule I hereto, as it may be amended from time to time (each, a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of the Audit Committee (the “Committee”) with respect to its oversight of the Fund. This Charter supercedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

      The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal audit function and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission (the “SEC”) rules to be included in the Fund's annual proxy statement, if any.

      The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund's independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Fund's independent auditors. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person's professional or expert competence; or (3) a Board committee of which the Directors are not members.

Membership

      The Committee shall be comprised of as many directors as the Board shall determine, but, in any event, no less than three. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

      Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in the rule) under the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and, with respect to New York Stock Exchange (“NYSE”) listed Funds, under applicable listing standards of the NYSE. In addition, with respect to listed funds, each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards. The Board shall determine annually whether: (i) the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002, and (ii) with respect to NYSE listed Funds, simultaneous service on more than three public company audit committees by a member of the Committee would not impair the ability of such member to effectively serve on the Committee. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Responsibilities and Duties

      The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the 1940 Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for overseeing the work of the independent auditors and be responsible for the resolution of disagreements between management and the independent auditors relating to financial reporting.

2. Consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard No. 1. In particular, the Committee should consider whether: (i) the provision of each non-audit service to the Fund by the Fund's independent auditors is compatible with maintaining the independence of such independent auditors and (ii) the provision of each non-audit service to the Fund's investment adviser or any adviser affiliate (as defined below) that provides ongoing services to the Fund is compatible with maintaining the independence of such independent auditors.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment adviser (including any sub-advisers) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures pursuant to which these services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment adviser and certain affiliates of the investment adviser for audit, audit related and permitted non-audit services.

5. Set clear policies for the hiring of employees or former employees of the Fund's independent auditors by the Fund, the Fund's investment adviser, or an adviser affiliate.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures; (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any issues; and (iii) all relationships between the independent auditors and the Fund.

7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and stockholders of the Fund.

8. Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards No. 61 and any other matters required to be reported to the Committee under applicable law, including, without limitation, any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

9. Review the Fund's unaudited financial statements with Fund management and the Fund's independent auditors.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

11. Review with management management's guidelines and policies with respect to risk assessment and risk management.

12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each release of this information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund or of concerns regarding questionable accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting and to address reports received from attorneys relating to the possible violation of federal or state law or fiduciary duty.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee's activities.

17. Receive and review annually a written report from the Fund's independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund's management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund, such as any management letter or schedule of unadjusted differences.

18. Receive and consider specific representations from the Fund's independent auditors with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the 1934 Act.

19. Consider information and comments from the Fund's independent auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices) and management's responses to any such comments.

20. Consider information and comments from the Fund's independent auditors with respect to, and meet with such independent auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by such independent auditors, and to review the independent auditors' opinion on the Fund's financial statements.

21. Receive reports from the Fund's principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and the identification for the Fund's independent auditors of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

22. Perform such other functions consistent with this Charter, the Articles of Incorporation and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

      The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee; provided, however, that the Committee may not delegate its responsibilities in Item 1 above. Among other things, the subcommittee may act on behalf of the Committee to pre-approve services proposed to be provided by the independent auditors which have not otherwise been approved at a meeting of the Committee. The subcommittee shall inform the other members of the Committee of any services pre-approved pursuant to the foregoing in due course, or in any event, at the next meeting of the Committee.

Meetings

      At least annually, the Committee shall meet separately with the independent auditors, with Fund management, and with those persons responsible for the Fund's internal audit function, if any. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee may request any officer or employee of Cohen & Steers or the Fund's legal counsel (or counsel to the Board members who are not “interested persons” of the Fund) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

Outside Resources and Assistance from Management

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation of the Fund's independent auditors for the preparation or issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

      The Committee shall review its performance at least annually. The Committee shall assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with the NYSE in connection with any NYSE listed Fund.

Adoption and Amendments

      The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

SCHEDULE I

Funds in the Cohen & Steers Complex of Funds

Open-End

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers International Realty Fund, Inc.

Cohen & Steers Realty Focus Fund, Inc.

Cohen & Steers Realty Income Fund, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Utility Fund, Inc.

Cohen & Steers VIF Realty Shares, Inc.

Closed-End

Cohen & Steers Advantage Income Realty Shares, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

Cohen & Steers Worldwide Realty Income Fund, Inc.

EXHIBIT B

COHEN & STEERS FUNDS
Nominating Committee Charter

      The Board of Directors (the “Board”) of each of the investment companies for which Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as investment manager or adviser listed on Schedule I hereto, as it may be amended from time to time (each, a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of its Nominating Committee (the “Committee”).

Statement of Purposes and Responsibilities

      The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

      The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members who are not “interested persons” of the Fund (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may remove or replace any member of the Committee at any time in its sole discretion.

      One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

      The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary.

Qualifications for Director Nominees

      The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members.

Sources For Identification of Nominees

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) Cohen & Steers and/or the Fund's other investment advisers, if any, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended By Stockholders

      The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Delegation

      The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

SCHEDULE I

Funds in the Cohen & Steers Complex of Funds

Open-End

Cohen & Steers Realty Income Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Realty Shares, Inc.

Cohen & Steers Realty Focus Fund, Inc.

Cohen & Steers Utility Fund, Inc.

Cohen & Steers VIF Realty Fund, Inc.

Closed-End

Cohen & Steers Advantage Income Realty Shares, Inc.

Cohen & Steers Dividend Majors Fund, Inc.

Cohen & Steers Premium Income Realty Fund, Inc., Inc.

Cohen & Steers Quality Income Realty Fund, Inc.

Cohen & Steers REIT and Preferred Income Fund, Inc.

Cohen & Steers REIT and Utility Income Fund, Inc.

Cohen & Steers Select Utility Fund, Inc.

Cohen & Steers Total Return Realty Fund, Inc.

APPENDIX A

Procedures for Stockholders to Submit Nominee Candidates

      A Fund shareholder must follow these procedures in order to properly submit a nominee recommendation for the Committee's consideration.

      1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

      2. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix 1

‚ DETACH PROXY CARD HERE ‚

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
280 Park Avenue New York, New York 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Worldwide Realty Income Fund (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 27, 2006 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

COHEN & STEERS WORLDWIDE REALTY INCOME FUND P.O. BOX 11301 NEW YORK, N.Y. 10203-0301

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☐	‚ DETACH PROXY CARD HERE ‚

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
COMMON SHARES

1.			Election of Directors.

Nominees:	(01) Bonnie Cohen, (02) George Grossman, (03) Richard E. Kroon, (04) Richard S. Norman, (05) Frank K. Ross, (06) Robert H. Steers and (07) C. Edward Ward, Jr.

	FOR	☐	☐	WITHHELD
	ALL			FROM ALL
	NOMINEES			NOMINEES

(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)

*Exceptions

2. To transact such other business as may properly come before the meeting.

The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date Share Owner sign here	Co-Owner sign here

Appendix 2

‚ DETACH PROXY CARD HERE ‚

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
280 Park Avenue New York, New York 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the Auction Market Preferred Shares of Cohen & Steers Worldwide Realty Income Fund (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 27, 2006 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☐	‚ DETACH PROXY CARD HERE ‚

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND
AUCTION MARKET PREFERRED SHARES

1.			Election of Directors.

Nominees:	(01) Bonnie Cohen, (02) Martin Cohen, (03) George Grossman, (04) Richard E. Kroon, (05) Richard J. Norman, (06) Frank K. Ross,
(07) Robert H. Steers, (08) Willard H. Smith Jr. and (09) C. Edward Ward, Jr.

	FOR	☐	☐	WITHHELD
	ALL			FROM ALL
	NOMINEES			NOMINEES

(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)

*Exceptions

2. To transact such other business as may properly come before the meeting.

The Shares of Auction Market Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date Share Owner sign here	Co-Owner sign here